TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042       HV-5795 – PremierSolutions Standard (Series A)

Supplement dated January 12, 2021 to your Prospectus

FUND NAME CHANGE

1.                                    THORNBURG FUNDS

Effective on or about December 18, 2020, the following name changes were made to your Prospectus:

Old Name	New Name

Thornburg Value Fund	Thornburg Small/Mid Cap Core Fund
Thornburg Core Growth Fund	Thornburg Small/Mid Cap Growth Fund

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.                                    BLACKROCK FUNDS

Effective on or about February 9, 2021, the BlackRock Advantage U.S. Total Market Fund, Inc. will be re-named the BlackRock Advantage SMID Cap Fund, Inc.

As a result of the change, all references to the BlackRock Advantage U.S. Total Market Fund, Inc. in your Prospectus are deleted and replaced with the BlackRock Advantage SMID Cap Fund, Inc.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.